                                  Exhibit 99.3

Series 2001-2 Monthly Certificateholders' Statement for the month of October
2001

                                                                   Series 2001-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 2001-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:

         Date of the Certificate                November 10, 2001
         Monthly Period ending                   October 31, 2001
         Determination Date                     November 10, 2001
         Distribution Date                      November 15, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                              General
====================================================================================================================================
101  Amortization Period                                                                           No                       101
102  Early Amortization Period                                                                     No                       102
103  Class A Investor Amount paid in full                                                          No                       103
104  Class B Investor Amount paid in full                                                          No                       104
105  Collateral Interest Amount paid in full                                                       No                       105
106  Saks Incorporated is the Servicer                                                             Yes                      106

------------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
====================================================================================================================================
                                                                                                      as of the end of the
                                                                  as of the end of the                    the relevant
                                                                  prior Monthly Period                   Monthly Period
                                                                  ---------------------               --------------------
107  Series 2001-2 Investor Amount                                   $ 434,250,000          107(a)        $450,000,000      107(b)
108     Class A Investor Amount                                      $ 333,000,000          108(a)        $333,000,000      108(b)
109     Class B Investor Amount                                      $  36,000,000          109(a)        $ 36,000,000      109(b)
110     Class C Investor Amount                                      $  65,250,000          110(a)        $ 65,250,000      110(b)
111     Class D Investor Amount                                      $  15,750,000          111(a)        $ 15,750,000      111(b)

112  Series 2001-2 Adjusted Investor Amount                          $ 450,000,000          112(a)        $450,000,000      112(b)
113     Class A Adjusted Investor Amount                             $ 333,000,000          113(a)        $333,000,000      113(b)
114        Principal Account Balance with respect to Class A         $           -          114(a)        $          -      114(b)
115     Class B Adjusted Investor Amount                             $  36,000,000          115(a)        $ 36,000,000      115(b)
116        Principal Account Balance with respect to Class B         $           -          116(a)        $          -      116(b)
117     Class C Adjusted Investor Amount                             $  65,250,000          117(a)        $ 65,250,000      117(b)
118        Principal Account Balance with respect to Class C         $           -          118(a)        $          -      118(b)
119     Class D Investor Amount                                      $  15,750,000          119(a)        $ 15,750,000      119(b)

                                                                                                        for the relevant
                                                                                                         Monthly Period
                                                                                                      --------------------
120  Series 2001-2 average Adjusted Investor Amount                                                       $450,000,000      120
121  Class A average Adjusted Investor Amount                                                             $333,000,000      121
122  Class B average Adjusted Investor Amount                                                             $ 36,000,000      122
123  Class C average Adjusted Investor Amount                                                             $ 65,250,000      123
124  Class D average Investor Amount                                                                      $ 15,750,000      124

125  Class A Certificate Rate                                                                                2.76500%       125
126  Class B Certificate Rate                                                                                3.17500%       126
127  Class C Certificate Rate                                                                                4.02500%       127

                                                                                                      as of the end of the
                                                                    for the relevant                      the relevant
                                                                     Monthly Period                      Monthly Period
                                                                  ---------------------               --------------------
128  Series 2001-2 Investor Percentage with respect to
     Finance Charge Receivables                                          38.86%             128(a)           38.27%         128(b)
129     Class A                                                          28.76%             129(a)           28.32%         129(b)
130     Class B                                                           3.11%             130(a)            3.06%         130(b)
131     Class C                                                           5.63%             131(a)            5.55%         131(b)
132     Class D                                                           1.36%             132(a)            1.34%         132(b)

133  Series 2001-2 Investor Percentage with respect to Principal
     Receivables                                                         38.86%             133(a)           38.27%         133(b)
134     Class A                                                          28.76%             134(a)           28.32%         134(b)
135     Class B                                                           3.11%             135(a)            3.06%         135(b)
136     Class C                                                           5.63%             136(a)            5.55%         136(b)
137     Class D                                                           1.36%             137(a)            1.34%         137(b)

138  Series 2001-2 Investor Percentage with respect to Allocable
     Amounts                                                             38.86%             138(a)           38.27%         138(b)
139     Class A                                                          28.76%             139(a)           28.32%         139(b)
140     Class B                                                           3.11%             140(a)            3.06%         140(b)
141     Class C                                                           5.63%             141(a)            5.55%         141(b)
142     Class D                                                           1.36%             142(a)            1.34%         142(b)

                                                                   Series 2001-2

------------------------------------------------------------------------------------------------------------------------------------
                                               Series 2001-2 Investor Distributions
====================================================================================================================================
143  The sum of the daily allocations of collections of Principal Receivables
     for the relevant Monthly Period                                                                      $          -        143
144  Class A distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -        144
145  Class B distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -        145
146  Class C distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -        146
147  Class D distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -        147
147  Class A distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $       2.38        147
148  Class B distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $       2.73        148
149  Class C distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $       3.47        149
150  Class D distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $          -        150
151  Monthly Servicing Fee for the next succeeding Distribution Date per
     $1,000 of original principal amount                                                                  $       1.67        151

------------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 2001-2
====================================================================================================================================

152  Series allocation of collections of Principal Receivables                                            $ 89,548,253        152
153  Class A                                                                                              $ 66,265,707        153
154  Class B                                                                                              $  7,163,860        154
155  Class C                                                                                              $ 12,984,497        155
156  Class D                                                                                              $  3,134,189        156

157  Series allocation of collections of Finance Charge Receivables                                       $  9,053,359        157
158  Class A                                                                                              $  6,699,485        158
159  Class B                                                                                              $    724,269        159
160  Class C                                                                                              $  1,312,737        160
161  Class D                                                                                              $    316,868        161

        Available Funds
        ---------------
162  Class A Available Funds                                                                              $ 6,699,485         162
163  The amount to be withdrawn from the Reserve Account to be included in Class A
     Available funds                                                                                      $         -         163
164  Principal Investment Proceeds to be included in Class A Available Funds                              $         -         164
165  The amount of investment earnings on amounts held in the Reserve Account to be
     included in Class A Available funds                                                                  $         -         165

166  Class B Available Funds                                                                              $   724,269         166
167  The amount to be withdrawn from the Reserve Account to be included in Class B
     Available funds                                                                                      $         -         167
168  Principal Investment Proceeds to be included in Class B Available Funds                              $         -         168

169  Class C Available Funds                                                                              $ 1,312,737         169
170  The amount to be withdrawn from the Reserve Account to be included in Collateral
     Interest Available Funds                                                                             $         -         170
171  Principal Investment Proceeds to be included in Collateral Interest Available Funds                  $         -         171

172  Class D Available Funds                                                                              $   316,868         172

------------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
====================================================================================================================================

     Class A
     -------
172  Class A Monthly Interest for the related Distribution Date, plus the amount of
     any Class A Monthly Interest previously due but not paid                                             $   792,864         172
     plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
173  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class A Servicing fee for the related Distribution Date                                              $         -         173
174  Class A Allocable Amount                                                                             $ 1,514,967         174
175  An amount to be included in the Excess Spread                                                        $ 4,391,654         175

                                                                   Series 2001-2

     Class B
     -------
     Class B Monthly Interest for the related Distribution Date, plus the
176  amount of any Class B Monthly Interest previously due but not paid                                   $    98,425         176
     plus any additional interest with respect to Interest amounts that were due but not paid on a prior Distribution date
177  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class B Servicing fee for the related Distribution Date                                              $         -         177
178  An amount to be included in the Excess Spread                                                        $   625,844         178

     Class C
     -------
179  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class C Servicing fee for the related Distribution Date                                              $         -         179
180  An amount to be included in the Excess Spread                                                        $ 1,312,737         180

     Class D
     -------
181  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class D Servicing fee for the related Distribution Date                                              $         -         181
182  An amount to be included in the Excess Spread                                                        $   316,868         182

181  Available Excess Spread                                                                              $ 6,647,102         181
182  Available Shared Excess Finance Charge Collections                                                   $         -         182
183  Total Cash Flow available for Series 2001-2 waterfall                                                $ 6,647,102         183

184  Fund any Class A Required Amount                                                                     $         -         184
185  Class A Investor Charge Offs which have not been previously reimbursed                               $         -         185
186  Class B Required Amount to the extent attributable to line 176 and line 177                          $         -         186
187  Class B Allocable Amount                                                                             $   163,780         187
188  Excess of the Required Reserve Account Amount over the amount held in
     the Reserve Account                                                                                  $         -         188
189  An amount equal to any unreimbursed reductions of the Class B
     Investor Amount, if any, due to: (i) Class B Investor Charge Offs;                                   $         -         189
     (ii) Reallocated Principal Collections; (iii) reallocations of the Class B
     Investor Amount to the Class A Investor Amount
190  Class C Monthly Interest for the related Distribution Date, plus the
     amount of any Class C Monthly Interest previously due but not paid                                   $   226,155         190
     plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
191  Servicing Fee due for the relevant Monthly Period and not paid above
     plus any amounts previously due but not distributed to the Servicer                                  $   375,000         191
192  Class C Allocable Amount                                                                             $   296,852         192
193  Class D Allocable Amount                                                                             $    71,654         193
194  Any unreimbursed reductions of the Class C Investor Amount, if any,
     due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections;                             $         -         194
     (iii) reallocations of the Class C Investor Amount to the Class A or
     Class B Investor Amount
195  Any unreimbursed reductions of the Class D Investor Amount, if any,
     due to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections;                             $         -         195
     (iii) reallocations of the Class D Investor Amount to the Class A or
     Class B or Class C Investor Amount
196  Excess of the Required Spread Account Amount over the available
     Spread Account Amount                                                                                $         -         196
197  The aggregate of any other amounts, if any, then due to the Collateral Interest                      $         -         197
198  Shared Excess Finance Charge Collections                                                             $ 5,513,662         198

------------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
====================================================================================================================================

199  Available Principal Collections held in the Collection Account                                       $89,548,253         199
200  Controlled Accumulation Amount for the Monthly Period                                                $         -         200
201  Deficit Controlled Accumulation Amount                                                               $         -         201
202  Principal Collections deposited for the Monthly Period                                               $         -         202

203  Class A Monthly Principal                                                                            $         -         203

204  Class B Monthly Principal (only after payout of Class A or the
     accumulation of the Class A Investor Amount)                                                         $         -         204
205  Available Principal Collections held in the Collection Account less
     portion of such Collections applied to Class A Monthly Principal                                     $89,548,253         205
206  Controlled Deposit Amount less Class A Monthly Principal                                             $         -         206

207  Class C Monthly Principal (only after payout of Class A and Class B or
     the accumulation of the Class A and Class B Investor Amount)                                         $         -         207
208  Available Principal Collections held in the Collection Account less
     portion of such Collections applied to Class A and Class B Monthly Principal                         $89,548,253         208
209  Controlled Deposit Amount less Class A and Class B Monthly Principal                                 $         -         209

                                                                   Series 2001-2

210  Class D Monthly Principal (only after payout of Class A and Class B or
     the accumulation of the Class A and Class B Investor Amount)                                         $         -       210
211  Available Principal Collections held in the Collection Account less
     portion of such Collections applied to Class A, Class B, and CTO Monthly Principal                   $89,548,253       211
212  Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal                       $         -       212

------------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
====================================================================================================================================

213  Reallocated Principal Collections                                                                    $         -       213
214  Class D Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                               $         -       214
215  Class C Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                               $         -       215
216  Class B Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                               $         -       216

------------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================
                                                                           %                                 Amount
                                                                  ---------------------               --------------------
217  Series 2001-2 Default Amount                                        38.86%             217(a)        $ 2,047,253       217(b)
218  Class A Investor Default Amount                                     28.76%             218(a)        $ 1,514,967       218(b)
219  Class B Investor Default Amount                                      3.11%             219(a)        $   163,780       219(b)
220  Class C Investor Default Amount                                      5.63%             220(a)        $   296,852       220(b)
221  Class D Investor Default Amount                                      1.36%             221(a)        $    71,654       221(b)

222  Series 2001-2 Adjustment Amount                                                                      $         -       222
223  Class A Adjustment Amount                                                                            $         -       223
224  Class B Adjustment Amount                                                                            $         -       224
225  Class C Adjustment Amount                                                                            $         -       225
226  Class D Adjustment Amount                                                                            $         -       226

227  Series 2001-2 Allocable Amount                                                                       $ 2,047,253       227
228  Class A Allocable Amount                                                                             $ 1,514,967       228
229  Class B Allocable Amount                                                                             $   163,780       229
230  Class C Allocable Amount                                                                             $   296,852       230
231  Class D Allocable Amount                                                                             $    71,654       231

------------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
====================================================================================================================================

231  Class A Required Amount                                                                              $         -       231
232  Class A Monthly Interest for current Distribution Date                                               $   792,864       232
233  Class A Monthly Interest previously due but not paid                                                 $         -       233
234  Class A Additional Interest for prior Monthly Period or previously due but not paid                  $         -       234
235  Class A Allocable Amount for current Distribution Date                                               $ 1,514,967       235
236  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $         -       236

237  Class B Required Amount                                                                              $         -       237
238  Class B Monthly Interest for current Distribution Date                                               $    98,425       238
239  Class B Monthly Interest previously due but not paid                                                 $         -       239
240  Class B Additional Interest for prior Monthly Period or previously due but not paid                  $         -       240
241  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $         -       241
242  Excess of Class B Allocable Amount over funds available to make payments                             $         -       242

243  Class C Required Amount                                                                              $         -       243
244  Class C Monthly Interest for current Distribution Date                                               $   226,155       244
245  Class C Monthly Interest previously due but not paid                                                 $         -       245
246  Class C Additional Interest for prior Monthly Period or previously due but not paid                  $         -       246
247  Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $         -       247
248  Excess of Class C Allocable Amount over funds available to make payments                             $         -       248

------------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
====================================================================================================================================

     Class A
     -------
249  Class A Investor Amount reduction                                                                    $         -       249
250  Class A Investor Charge Off                                                                          $         -       250

     Class B
     -------
251  Class B Investor Amount reduction                                                                    $         -       251
252  Class B Investor Charge Off                                                                          $         -       252
253  Reductions of the Class B Investor Amount due to Class A Allocable Amount                            $         -       253
254  Reallocated Principal Collections applied to Class A                                                 $         -       254

                                                                                                                   Series 2001-2

     Class C
     -------
255  Class C Investor Amount reduction                                                                    $         -         255
256  Class C Investor Charge Off                                                                          $         -         256
257  Reductions of the Class C Investor Amount due to Class A and Class B
     Allocable Amounts                                                                                    $         -         257
258     Reallocated Principal Collections applied to Class A and Class B                                  $         -         258

     Class D
     -------
259  Class D Investor Amount reduction                                                                    $         -         259
260  Class D Investor Charge Off                                                                          $         -         260
261  Reductions of the Class D Investor Amount due to Class A, Class B, or Class C
     Allocable Amounts                                                                                    $         -         261
262  Reallocated Principal Collections applied to Class A, Class B, and Class C                           $         -         262

------------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
====================================================================================================================================

263  Series 2001-2 Servicing Fee                                                                          $   375,000         263
264  Class A Servicing Fee                                                                                $   277,500         264
265  Class B Servicing Fee                                                                                $    30,000         265
266  Class C Servicing Fee                                                                                $    54,375         266
267  Class D Servicing Fee                                                                                $    13,125         267

------------------------------------------------------------------------------------------------------------------------------------
                                                          Spread Account
====================================================================================================================================

268  Beginning balance of Spread Account                                                                  $         -         268
269  Required Spread Account Amount                                                                                 0         269
270  Required Spread Account Percentage                                                                          0.00%        270
271  Deposits to the Spread Account pursuant to line 188                                                  $         -         271
272  Withdrawals from the Spread Account                                                                  $         -         272
273  Ending balance of Spread Account                                                                     $         -         273

274  Excess Spread Percentage (including Shared Excess Finance Charge Collections)                          13.20%            274
275  Average Excess Spread Percentage                                                                       12.08%            275

------------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
====================================================================================================================================

276  Required Reserve Account Amount ( if applicable)                                                        N/A              276
277  Reserve Account reinvestment rate (if applicable)                                                       N/A              277
278  Reserve Account reinvestment earnings                                                                $         -         278
279  Reserve Account balance                                                                              $         -         279

280  Accumulation Period Length                                                                             12 months         280

------------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
====================================================================================================================================

281  Portfolio Yield for Monthly Period (excluding Shared Excess Finance
     Charge Collections from other Series)                                                                      18.08%        281
282  Base Rate for Monthly Period                                                                                4.88%        282
283  Portfolio Yield minus Base Rate for such Monthly Period (Portfolio Adjusted Yield)                         13.20%        283
284  Three month average of Portfolio Yield minus Base Rate                                                     12.08%        284

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 2001.

     Saks Incorporated,
      as Servicer

     By /s/ Scott A. Honnold
        --------------------------------

     Name:  Scott A. Honnold
     Title: Vice President and Treasurer
                                                                    Page 5 of 5